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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in this Registration Statement of Just For Feet, Inc. on Form S-8 regarding the Just For Feet, Inc. 1997 Employee Incentive Plan of our report dated March 17, 1997 appearing in the Annual Report on Form 10-K of Just For Feet, Inc. for the year ended January 31, 1997.

                                       Deloitte & Touche LLP

Birmingham, Alabama
December 12, 1997